UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

IndyMac MBS, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-140726	95-4791925
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

155 North Lake Avenue Pasadena, California	91101
(Address of principal executive office)	(Zip Code)

(800) 669-2300
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Orrick, Herrington & Sutcliffe LLP, counsel to the Registrant, in connection with the proposed issuance of securities pursuant to registration statement No. 333-140726.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RESIDENTIAL ASSET SECURITIES CORPORATION

                                      By:  /s/Jill Jacobson
                                      Name:  Jill Jacobson
                                      Title:    Vice President

Dated:  August 29, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).